SUPPLEMENT TO:

Calvert Tax-Free Responsible Impact Bond Fund Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated May 1, 2016

Calvert Tax-Free Responsible Impact Bond Fund Prospectus (Class I)
and all related Summary Prospectuses
dated May 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. Upon the Closing, the Fund listed below will be managed by a new portfolio management team. In addition, while the Fund will continue to pursue a substantially similar investment approach following the Closing, as noted below, some changes are anticipated.

Calvert Tax-Free Responsible Impact Bond Fund

Anticipated Portfolio Management Team:

•    Cynthia J. Clemson is a Vice President of Eaton Vance Management (“Eaton Vance”) and has been an employee of the Eaton Vance organization since 1985. She currently manages Eaton Vance funds and portfolios.

• Craig R. Brandon is a Vice President of Eaton Vance and has been an employee of the Eaton Vance organization since 1998. He currently manages Eaton Vance funds and portfolios.
•    Vishal Khanduja is a Vice President and Head of Taxable Fixed Income at Calvert and has been an employee of Calvert since July 2012. Prior to July 2012, Mr. Khanduja worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 – 2012). Mr. Khanduja manages other Calvert funds.

Anticipated Investment Approach:

Subject to shareholder approval, Calvert Research and Management (“CRM”) will be the Fund’s investment adviser upon the Closing and, in managing the Fund, will invest in a variety of tax-exempt obligations, including tax-supported debt, various types of revenue debt, special tax obligations, qualified private activity bonds, municipal leases, and certificates of participation in such investments. CRM’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, CRM will consider ratings assigned by rating agencies and generally perform additional credit and investment analysis. In conjunction with its financial analysis, CRM’s comprehensive responsible investment principles, which include consideration of environmental, social and governance (ESG) factors, will guide its investment research and decision-making. In addition, the Fund may invest in community impact bonds, including those that support affordable housing, prioritize education resources and provide assistance to children, the elderly and veterans, among others.

Investors Should Retain This Supplement for Future Reference